Exhibit 99.1

Investor Inquiries:

Andrea Clegg, NightHawk Radiology Holdings, Inc.

(866) 400-4295

(208) 292-2818

aclegg@nighthawkrad.net

NightHawk Radiology Holdings, Inc. Announces Second Quarter 2010 Results

SCOTTSDALE, Arizona, August 5, 2010 – NightHawk Radiology Holdings, Inc. (NASDAQ: NHWK), the leading provider of radiology solutions to radiology groups across the United States today announced its financial results for second quarter 2010.

Settlement with St. Paul Radiology, P.A. and Related Change in Reporting Basis

As previously announced, on June 30, 2010, the company completed its settlement transaction with St. Paul Radiology P.A. (“SPRPA”). As part of that settlement the company sold certain of its operations to a third party. Accordingly, these operations are classified as “discontinued operations” in the company’s financial statements. This presentation, as required under GAAP, reports the revenue and expenses of the discontinued operations “net” in one line item as “net income (loss) from discontinued operations” on the company’s statement of operations.

Highlights for the Second Quarter – Combined Operations

•	Combined revenue was $38.8 million during the quarter, above the company’s guidance range of $37.5 million to $38.5 million.

•	GAAP net loss was $4.2 million, or 18 cents per share.

•

Adjusted net income was $2.5 million, or 10 cents per diluted share, above the company’s guidance range of 6 to 7 cents per diluted share. A reconciliation of adjusted net income to GAAP net loss is included in the tables attached to this press release.

•	Cash flow from operations was $8.0 million.

•	During the quarter we repaid $26.2 million on our term loan, reducing the remaining debt to $51.8 million.

•	Cash and cash equivalents at June 30, 2010 totaled $24.3 million.

Highlights for the Second Quarter – Continuing Operations

•	Revenue from continuing operations was $33.6 million for the quarter.

•	Total scan volume increased 1% from the year ago quarter to 800,000 scans.

•	Final scan volumes increased 37% from the year ago quarter, while preliminary scan volumes decreased 3% from the year ago quarter.

•	GAAP net loss from continuing operations was $2.6 million, or 11 cents per share.

•

Adjusted net income from continuing operations was $1.6 million, or 7 cents per diluted share. A reconciliation of adjusted net income to GAAP net loss is included in the tables attached to this press release.

Highlights of the Settlement with SPRPA

•	The settlement with SPRPA is expected to result in payments to the Company totaling $26 million.

•	At closing we received $12 million, consisting of $2.5 million in operating cash inflows and $9.5 million in cash flows from investing activities.

•

The company also recorded a note receivable from SPRPA with a principal amount of $14 million. Under the terms of the note, SPRPA is obligated to pay the Company 48 monthly payments of $250,000 starting in August 2010 and a one-time payment of $2 million on or before March 31, 2011.

•	The Company also recorded an income tax receivable of approximately $10 million related to the settlement, which we expect to receive during 2011.

Management Commentary

“We are pleased to report that our total revenue and adjusted EPS were above our guidance range as demand for our services remained solid and as we began to see benefits from our cost reduction efforts,” said David Engert, the company’s president and chief executive officer. “Looking ahead, we are focused on new opportunities to service and collaborate with our customers to help them meet their evolving needs in today’s complex marketplace.”

Third Quarter 2010 Outlook

The company estimates revenue for the third quarter of 2010 to be in the range of $32 to $33 million and adjusted EPS to be in the range of 6 to 8 cents.

Forward Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding the company’s outlook on its revenue and adjusted earnings per share for future periods, the expected cash payments to be received from SPRPA under the terms of the settlement, the expected future tax refunds arising from the settlement, and the opportunity to collaborate with our customers to meet the evolving needs of the marketplace. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, general economic conditions, competitive conditions in the radiology industry, and regulatory risks. Other factors that could cause operating and financial results to differ are described in the company’s periodic reports filed with the Securities and Exchange Commission (“SEC”). Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.

Earnings Conference Call

The second quarter conference call will be held today, August 5, 2010 at 4:30 p.m. eastern time. A live webcast of the conference call, as well as a replay, will be available online on the company’s corporate website at http://www.nighthawkrad.net. Participants can also access the call by dialing (877) 941-2332 or (480) 629-9692 (for local or international callers). A replay of the call will be available approximately two hours after the conclusion of the call and will remain available until midnight eastern time on Thursday, September 2, 2010. To access the replay, dial (800)406-7325 or (303)590-3030 (for international callers) and enter the conference ID number: 4329508

About NightHawk

NightHawk Radiology (Nasdaq: NHWK), headquartered in Scottsdale, Arizona, is the nation’s leading provider of professional radiology solutions. NightHawk is leading the transformation of the professional practice of radiology by providing high-quality, cost-effective radiology services to radiology groups and hospitals throughout the United States. NightHawk’s suite of solutions, including its advanced, proprietary workflow technology, is reshaping the way radiology groups practice by increasing efficiencies and improving the quality of patient care. With its team of U.S. board certified, state-licensed and hospital-privileged physicians, NightHawk services medical groups twenty-four hours a day, seven days a week at approximately 1,600 hospitals in the U.S. from centralized facilities located in the United States, Australia and Switzerland. For more information, visit http://www.nighthawkrad.net.

Presentation of Non-GAAP Financial Information

The presentation of adjusted revenue including discontinued operations, adjusted net income and adjusted earnings per diluted share are not measures of financial performance under GAAP and should not be considered a substitute for or superior to GAAP. Management believes these non-GAAP financial measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core results and provide consistency in financial reporting. Specifically, the company’s non-GAAP adjusted revenue including discontinued operations described in this release includes the sum of revenues from continuing operations and revenues from discontinued operations. In addition, the company’s non-GAAP adjusted net income measure, and related adjusted earnings per diluted share, described in this release exclude the tax effected impact of (i) the non-cash expense related to our stock-based compensation, (ii) the non-cash expense associated with the amortization of intangibles associated with acquisitions, (iii) the non-cash expenses (or credits) for adjustments to our IBNR reserve (incurred but not reported medical liability reserves), (iv) non-cash interest expense, (v) restructuring costs, (vi) the non-cash charges for goodwill or intangible asset impairments, (vii) non-cash adjustments for deferred tax balances and (viii) other one-time or non-cash expenses accounted for from time to time. These other expenses may occur in future periods, but the amounts recognized can vary from period to period and do not directly relate to the ongoing operations of the Company.

We exclude the non-cash charges related to our stock-based compensation due to the varying valuation methodologies, subjective assumptions and the variety of types of awards that companies can use when applying The Compensation Topic of the FASB Accounting Standards Codification (Topic 718) along with the fact that a substantial portion of our restricted stock units are held by our independent contractor physicians and require accounting treatment that differs from the accounting treatment for other stock-based awards held by employees.

The company provides non-GAAP adjusted net income and related adjusted earnings per diluted share as financial measures because management believes these measures provide greater transparency with respect to information used by management in its financial and operational decision making and to enhance investors’ overall understanding of our current financial performance and our future prospects. For reconciliation of our non-GAAP financial measures to the most applicable GAAP financial measure, please refer to the information included in the attached tables of this press release and in the Investor Relations section of our corporate website.

“NHWKF”

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (unaudited)

	June 30, 2010	December 31, 2009
	(in thousands, except share data)
ASSETS

Current assets:
Cash and cash equivalents	$24,311	$26,293
Marketable securities	—	6,000
Trade accounts receivable, net	17,393	17,468
Notes receivable, current	4,609	—
Deferred income taxes	2,426	1,022
Income tax receivable	11,626	2,215
Prepaid expenses and other current assets	3,357	1,922
Current assets of discontinued operations	1,492	4,344

Total current assets	65,214	59,264

Property and equipment, net	10,368	11,025
Intangible assets, net	20,287	22,190
Deferred income taxes	13,962	14,408
Notes receivable, non-current	8,173	—
Other assets, net	2,069	4,646
Long-term assets of discontinued operations	—	54,141

Total	$120,073	$165,674

LIABILITIES

Current liabilities:
Accounts payable	$6,166	$6,130
Accrued expenses and other liabilities	3,506	3,160
Accrued payroll and related benefits	3,535	3,460
Long-term debt, due within one year	10,518	802
Current liabilities of discontinued operations	266	622

Total current liabilities	23,991	14,174

Insurance reserve	3,127	4,018
Long-term debt	41,287	77,404
Other liabilities	4,635	1,348

Total liabilities	73,040	96,944

STOCKHOLDERS’ EQUITY

Common stock-150,000,000 shares authorized; $.001 par value; 23,717,467 and 23,558,890 shares issued and outstanding, respectively	24	24
Additional paid-in capital	222,247	221,106
Retained earnings (deficit)	(175,039)	(151,660)
Accumulated other comprehensive income (deficit)	(199)	(740)

Total stockholders’ equity	47,033	68,730

Total	$120,073	$165,674

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
	(in thousands, except per share data)		(in thousands, except per share data)
Service revenue	$33,560	$36,760	$65,165	$70,342

Operating costs and expenses:
Professional services	16,327	17,393	32,986	33,261
Sales, general, and administrative	13,538	13,211	26,666	25,224
Depreciation and amortization	1,894	1,833	3,779	3,749
Goodwill and intangible asset impairment	—	—	—	61,785

Total operating costs and expenses	31,759	32,437	63,431	124,019

Operating income (loss)	1,801	4,323	1,734	(53,677)

Other income (expense):
Interest expense	(3,744)	(1,630)	(6,828)	(3,628)
Interest income	20	50	72	105
Other, net	21	(16)	31	(8)

Total other income (expense)	(3,703)	(1,596)	(6,725)	(3,531)

Income (loss) from continuing operations before income taxes	(1,902)	2,727	(4,991)	(57,208)

Income tax expense (benefit)	664	1,065	25	(10,186)

Net income (loss) from continuing operations	(2,566)	1,662	(5,016)	(47,022)

Net income (loss) from discontinued operations	(1,619)	432	(18,364)	(3,497)

Net income (loss)	$(4,185)	$2,094	$(23,380)	$(50,519)

Basic earnings (loss) per common share:
Basic net income (loss) per share from continuing operations	$(0.11)	$0.06	$(0.21)	$(1.77)
Basic net income (loss) per share from discontinued operations	$(0.07)	$0.02	$(0.78)	$(0.13)

Basic net income (loss) per common share	$(0.18)	$0.08	$(0.99)	$(1.90)

Diluted earnings (loss) per common share:
Diluted net income (loss) per share from continuing operations	$(0.11)	$0.06	$(0.21)	$(1.77)
Diluted net income (loss) per share from discontinued operations	$(0.07)	$0.02	$(0.78)	$(0.13)

Diluted net income (loss) per common share	$(0.18)	$0.08	$(0.99)	$(1.90)

Weighted averages of common shares outstanding:
Basic	23,671,256	26,490,880	23,624,158	26,569,576
Diluted	23,671,256	26,958,693	23,624,158	26,569,576

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Six months ended June 30,
	2010	2009
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$(23,380)	$(50,519)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	6,920	5,513
Goodwill and intangible asset impairment	27,326	68,718
Amortization of debt issuance costs and effect of interest rate swaps	6,272	2,114
Deferred income taxes	(110)	(14,195)
Non-cash stock compensation expense	1,207	2,594
Other, net	61	636
Changes in operating assets and liabilities:
Trade accounts receivable, net	(154)	844
Trade accounts receivable related to SPRPA settlement	2,500	—
Prepaid expenses and other assets	(1,170)	(1,899)
Income tax receivable	(9,410)	947
Accounts payable	238	389
Accrued expenses and other liabilities	95	(959)
Accrued payroll and related benefits	356	294

Net cash provided by operating activities	10,751	14,477

Cash flows from investing activities:
Purchase of marketable securities	—	(4,990)
Proceeds from maturities of marketable securities	6,000	—
Purchase of property and equipment	(1,769)	(2,156)
Termination fee received related to SPRPA settlement	7,500	—
Proceeds from sale of business	2,000	—

Net cash provided by (used in) investing activities	13,731	(7,146)

Cash flows from financing activities:
Repayment of debt	(26,401)	(478)
Proceeds from exercise of stock options	55	50
Withholding taxes paid related to restricted stock net settlement	(121)	—
Excess tax benefit from exercise of stock options	3	8
Purchase and retirement of common stock	—	(6,452)
Debt amendment costs	—	(434)
Cash exchange for stock options	—	(53)

Net cash used in financing activities	(26,464)	(7,359)

Net increase (decrease) in cash and cash equivalents	(1,982)	(28)
Cash and cash equivalents—beginning of period	26,293	47,160

Cash and cash equivalents—end of period	$24,311	$47,132

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATIONS

(in thousands)

Reconciliation of Revenue to Adjusted Revenue including Discontinued Operations

	Three Months Ended		Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Revenue from Continuing Operations	$33,560	$36,760	$65,165	$70,342

Addback impact of:
Revenue from Discontinued Operations	5,269	5,580	10,212	10,797

Adjusted Revenue Including Discontinued Operations	$38,829	$42,340	$75,377	$81,139

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

HISTORICAL VOLUMES

Total Volumes (Including Volumes from Discontinued Operations)

			Growth Rates
Quarter	Year	Total Volumes	Sequential	Year over Year
FY	2008	3,035,095

Q1	2009	722,321
Q2	2009	817,315	13%	5%
Q3	2009	864,898	6%	9%
Q4	2009	769,789	(11%)	7%

FY	2009	3,174,323	5%	5%

Q1	2010	765,151	(1%)	6%
Q2	2010	826,904	8%	1%

Volumes from Continuing Operations

			Growth Rates
Quarter	Year	Total Volumes	Sequential	Year over Year
FY	2008	2,950,829
Q1	2009	701,316
Q2	2009	792,313	13%
Q3	2009	841,031	6%
Q4	2009	748,408	(11%)

FY	2009	3,083,068	4%	4%

Q1	2010	742,432	(1%)	6%
Q2	2010	800,493	8%	1%

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATIONS

(in thousands, except share data)

Reconciliation of Net Income (Loss) to Adjusted Net Income

	Three Months Ended		Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Net income (loss)	$(4,185)	$2,094	$(23,380)	$(50,519)

Tax effected impact of:
Non-cash stock based compensation	2,522	945	3,390	1,589
Amortization of intangible assets	1,774	1,059	2,824	2,212
IBNR medical malpractice loss reserves	(533)	—	(533)	242
Non-cash interest expense	2,295	337	3,581	883
Goodwill and intangible asset impairment	—	—	16,927	54,029
Restructuring costs	632	—	902	—
Non-cash adjustment to deferred tax balances	(50)	—	(50)	—

Adjusted net income	$2,455	$4,436	$3,661	$8,436

Reconciliation of Diluted Earnings (Loss) per share to Adjusted Diluted Earnings per Share

	Three Months Ended		Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Diluted earnings (loss) per share	$(0.18)	$0.08	$(0.99)	$(1.90)
Tax effected impact of:
Non-cash stock based compensation	0.11	0.03	0.14	0.06
Amortization of intangible assets	0.07	0.04	0.12	0.08
IBNR medical malpractice loss reserves	(0.02)	—	(0.02)	0.01
Non-cash interest expense	0.09	0.01	0.15	0.03
Goodwill and intangible asset impairment	—	—	0.71	2.03
Restructuring costs	0.03	—	0.04	—
Non-cash adjustment to deferred tax balances	—	—	—	—

Adjusted diluted earnings per share	$0.10	$0.16	$0.15	$0.31

Weighted average basic shares outstanding	23,671,256	26,490,880	23,624,158	26,569,576
Weighted average diluted shares outstanding, adjusted	24,405,921	26,958,693	24,255,902	26,929,172

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATIONS

(in thousands, except share data)

Reconciliation of Net Income (Loss) from Continuing Operations to Adjusted Net Income from Continuing Operations

	Three Months Ended		Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Net income (loss) from Continuing Operations	$(2,566)	$1,662	$(5,016)	$(47,022)

Tax effected impact of:
Non-cash stock based compensation	2,181	946	3,049	1,589
Amortization of intangible assets	565	611	1,159	1,310
IBNR medical malpractice loss reserves	(533)	—	(533)	242
Non-cash interest expense	1,660	337	2,946	883
Goodwill and intangible asset impairment	—	—	—	49,755
Restructuring costs	632	—	902	—
Non-cash adjustment to deferred tax balances	(336)	—	(336)	—

Adjusted net income from Continuing Operations	$1,603	$3,556	$2,171	$6,757

Reconciliation of Diluted Earnings (Loss) per share from Continuing Operations to Adjusted Diluted Earnings per Share from Continuing Operations

	Three Months Ended		Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Diluted earnings (loss) per share	$(0.11)	$0.06	$(0.21)	$(1.77)
Tax effected impact of:
Non-cash stock based compensation	0.09	0.04	0.12	0.06
Amortization of intangible assets	0.02	0.02	0.05	0.05
IBNR medical malpractice loss reserves	(0.02)	—	(0.02)	0.01
Non-cash interest expense	0.07	0.01	0.12	0.03
Goodwill and intangible asset impairment	—	—	—	1.87
Restructuring costs	0.03	—	0.04	—
Non-cash adjustment to deferred tax balances	(0.01)	—	(0.01)	—

Adjusted diluted earnings per share	$0.07	$0.13	$0.09	$0.25

Weighted average basic shares outstanding	23,671,256	26,490,880	23,624,158	26,569,576
Weighted average diluted shares outstanding, adjusted	24,405,921	26,958,693	24,255,902	26,929,172

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATIONS

(in thousands, except share data)

Reconciliation of Net Income (Loss) from Discontinued Operations to Adjusted Net Income from Discontinued Operations

	Three Months Ended		Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Net income (loss) from Discontinued Operations	$(1,619)	$432	$(18,364)	$(3,497)

Tax effected impact of:
Non-cash stock based compensation	341	—	341	—
Amortization of intangible assets	1,209	448	1,665	902
IBNR medical malpractice loss reserves	—	—	—	—
Non-cash interest expense	635	—	635	—
Goodwill and intangible asset impairment	—	—	16,927	4,274
Restructuring costs	—	—	—	—
Non-cash adjustment to deferred tax balances	286	—	286	—

Adjusted net income from Discontinued Operations	$852	$880	$1,490	$1,679

Reconciliation of Diluted Earnings (Loss) per share from Discontinued Operations to Adjusted Diluted Earnings per Share from Discontinued Operations

	Three Months Ended		Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Diluted earnings (loss) per share on Discontinued Operations	$(0.07)	$0.02	$(0.78)	$(0.13)
Tax effected impact of:
Non-cash stock based compensation	0.01	—	0.01	—
Amortization of intangible assets	0.05	0.01	0.07	0.03
IBNR medical malpractice loss reserves	—	—	—	—
Non-cash interest expense	0.03	—	0.03	—
Goodwill and intangible asset impairment	—	—	0.72	0.16
Restructuring costs	—	—	—	—
Non-cash adjustment to deferred tax balances	0.01	—	0.01	—

Adjusted diluted earnings per share on Discontinued Operations	$0.03	$0.03	$0.06	$0.06

Weighted average basic shares outstanding	23,671,256	26,490,880	23,624,158	26,569,576
Weighted average diluted shares outstanding, adjusted	24,405,921	26,958,693	24,255,902	26,929,172